SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ____)

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Check the appropriate box:

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|_|      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

|_|      Definitive Proxy Statement
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|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                AMERIPRIME FUNDS

                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

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         1)       Title of each class of securities to which transaction applies

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         2)       Aggregate number of securities to which transaction applies:

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                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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|_|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

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


                           SHEPHERD VALUES GROWTH FUND

                       SHEPHERD VALUES MARKET NEUTRAL FUND

                         1793 KINGSWOOD DRIVE, SUITE 200

                             SOUTHLAKE, TEXAS 76092

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 17, 1999

Dear Shareholders:

The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Shepherd Values Growth Fund and the Shepherd Values Market Neutral Fund series of the Trust, to be held at 175 Westwood, Southlake, Texas 76092 on Friday, December 17, 1999 at 10:00 a.m., Central Standard Time, for the following purposes:

         1. Approval of the present management agreements of the Shepherd Values Growth Fund and Shepherd Values Market Neutral Fund with Cornerstone Capital Management, Inc.

         2. Approval of new management agreements for the Shepherd Values Growth Fund and Shepherd Values Market Neutral Fund with Shepherd Advisory Services, Inc. and sub-advisory agreements for the Shepherd Values Growth Fund and Shepherd Values Market Neutral Fund with Cornerstone Capital Management, Inc. NO FEE INCREASE IS PROPOSED.

         3. Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent public accountants for the Shepherd Values Growth Fund and Shepherd Values Market Neutral Fund for the fiscal year ended October 31, 2000.

         4. Transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business on October 18, 1999 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees

                                                                 PAUL S. BELLANY

                                                                      Secretary

November 19, 1999

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR BY FAXING IT TO (317) 266-8756, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           SHEPHERD VALUES GROWTH FUND

                       SHEPHERD VALUES MARKET NEUTRAL FUND

                         1793 KINGSWOOD DRIVE, SUITE 200

                             SOUTHLAKE, TEXAS 76092



                                 PROXY STATEMENT



                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 17, 1999



                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Funds (the "Trust"), on behalf of the Shepherd Values Growth Fund (the "Growth Fund") and the Shepherd Values Market Neutral Fund (the "Market Neutral Fund") for use at the Special Meeting of Shareholders of the two funds (the "Meeting") to be held at 175 Westwood, Southlake, Texas 76092 on Friday, December 17, 1999 at 10:00 a.m., Central Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about November 19, 1999.

         Cornerstone Capital Management, Inc. ("Cornerstone") currently serves as the investment adviser for the Growth Fund and the Market Neutral Fund. On June 1, 1999, The National Capital Companies, LLC acquired all of the stock of Cornerstone. Pursuant to the Investment Company Act of 1940, as amended, this change in control of Cornerstone resulted in a technical assignment and termination of the Growth Fund's and the Market Neutral Fund's management agreements with Cornerstone. Because of the termination of those agreements, the Board approved the present management agreements with Cornerstone on September 22, 1999, to be effective as of June 1, 1999, subject to shareholder approval. Accordingly, the Board is now asking shareholders to approve the present management agreements with Cornerstone. The present management agreements contain exactly the same terms as the previous agreements, except for the effective dates and expiration dates of the agreements. In addition, Cornerstone has agreed not to take any investment advisory fees or expenses pursuant to the present management agreements for the period from June 1, 1999 until the date of shareholder approval of the agreements.

         The Growth Fund and Market Neutral Fund, together with the Shepherd Values Small-Cap Fund, Shepherd Values International Fund, Shepherd Values VIF Equity Fund and Shepherd Values Fixed Income Fund (which four funds are not being asked to vote on any issues in this Proxy Statement), constitute the family of funds referred to as the "Shepherd Values Funds." Shepherd Advisory Services, Inc. ("Shepherd Advisory Services") currently serves as the investment adviser to the other four Shepherd Values Funds. Subject to the shareholder approval requested herein, the Board of Trustees has selected Shepherd Advisory Services to also serve as the investment adviser for the Growth Fund and Market Neutral Fund in the future. The Board believes that the overall supervision, management and regulatory compliance of all six Shepherd Values Funds will be more consistent by having the same investment adviser oversee the management of all six funds. If shareholders approve Shepherd Advisory Services as the new investment adviser for the Growth Fund and the Market Neutral Fund, the Board has selected, and is requesting herein that shareholders approve, Cornerstone to serve as the Growth Fund's and Market Neutral Fund's sub-adviser, subject to the general supervision of Shepherd Advisory Services. NO INCREASE IN THE ADVISORY FEES OF THE GROWTH FUND OR THE MARKET NEUTRAL FUND IS PROPOSED. Shepherd Advisory Services will pay all of the sub-advisory fees of Cornerstone out of the advisory fees it earns as the adviser under the new management agreements. Accordingly, shareholders of each of the Growth Fund and Market Neutral Fund are being asked to consider the following:

(1) Approval of the current management agreement with Cornerstone Capital Management, Inc.

(2) Approval of a new management agreement with Shepherd Advisory Services, Inc. and a sub-advisory agreement with Cornerstone Capital Management, Inc.

(3) Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent public accountants for the fiscal year ended October 31, 2000.

(4) Transaction of such other business, not currently contemplated, that may properly come before the meeting or any adjournment(s) thereof.

         THE GROWTH FUND AND MARKET NEUTRAL FUND COMMENCED OPERATIONS ON APRIL 1, 1999, AND THEREFORE HAVE NOT YET BEEN REQUIRED TO MAKE AN ANNUAL OR SEMI-ANNUAL REPORT. THE FIRST SEMI-ANNUAL REPORT IS SCHEDULED TO BE MAILED TO SHAREHOLDERS IN NOVEMBER 1999. THE TRUST WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE SEMI-ANNUAL REPORT OF THE GROWTH FUND AND THE MARKET NEUTRAL FUND WHEN IT IS AVAILABLE, WHICH WILL INCLUDE FINANCIAL AND OTHER INFORMATION ABOUT THE FUNDS. SUCH REQUEST SHOULD BE DIRECTED TO MR. PAUL S. BELLANY, TREASURER, AMERIPRIME FUNDS, 1793 KINGSWOOD DRIVE, SUITE 200, SOUTHLAKE, TEXAS 76092, TELEPHONE NUMBER (800) 298-1995.

                                   PROPOSAL I

           APPROVAL OF PRESENT MANAGEMENT AGREEMENTS WITH CORNERSTONE

THE PRESENT MANAGEMENT AGREEMENTS

         Cornerstone Capital Management, Inc. served as the investment adviser for the Growth Fund and the Market Neutral Fund from their inception pursuant to management agreements that were initially approved by the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") on February 1-2 and March 10, 1999, and by a majority of the shareholders of the each fund (as defined by the Investment Company Act) on March 4, 1999.

         On June 1, 1999, there was a change in control of Cornerstone because The National Capital Companies, LLC acquired 100% of the stock of Cornerstone. Pursuant to the Investment Company Act, a change in control of an adviser results in a technical assignment and termination of a management agreement with that adviser. Cornerstone did not realize this change in control terminated the management agreements and therefore did not inform the Trust of the change in control until September, 1999. Therefore, on September 22, 1999, as soon as possible after the Board of Trustees was informed about the change in control, the Board, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act (the "Disinterested Trustees"), approved, subject to shareholder approval, new management agreements for the Growth Fund and the Market Neutral Fund to be effective as of June 1, 1999, the date of the change in control (the "Current Agreements"). The Board and Cornerstone agreed that Cornerstone will not receive any advisory fees from either fund for the period from June 1, 1999 to the date of shareholder approval of the Current Agreements. The staff of the Securities and Exchange Commission has advised the Trust's counsel that not obtaining Board and shareholder approval of new management agreements until after the change in control occurred is a technical violation of the Investment Company Act. Cornerstone has indemnified the funds and their affiliates against any losses arising out of or in any way related to the change in control or the termination of the initial management agreements. The Growth Fund and Market Neutral Fund do not know what action, if any, the Securities and Exchange Commission may take as a result of this technical violation of the Investment Company Act.

         The Current Agreements are identical to the previous management agreements with Cornerstone, except for the effective dates and expiration dates of the agreements. The Current Agreements are identical to each other except that the Growth Fund and Market Neutral Fund pay different advisory fees. The form of the Current Agreement is attached hereto as Exhibit A. You should read the form of agreement. The description in this Proxy Statement of the Current Agreements is only a summary.

         The Current Agreements require Cornerstone to provide the Growth Fund and the Market Neutral Fund with such investment advice as it deems advisable, to furnish a continuous investment program for each fund consistent with the applicable fund's investment objectives and policies and to determine the securities to be purchased for each fund, the portfolio securities to be held or sold by each fund and the portion of each fund's assets to be held uninvested, subject always to the applicable fund's investment objectives, policies and restrictions as are in effect from time to time and subject further to such policies and instructions as the Board may from time to time establish. The Current Agreements also provide that Cornerstone will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Growth Fund and the Market Neutral Fund.

         Under the terms of the Current Agreements, Cornerstone pays all of the organizational and operating expenses of the Growth Fund and the Market Neutral Fund, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 expenses and extraordinary or non-recurring expenses as may arise, including litigation to which the applicable fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

         Pursuant to the Current Agreements, the Shepherd Values Growth Fund pays Cornerstone a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of its average daily net assets, and the Shepherd Values Market Neutral Fund pays Cornerstone at the annual rate of 2.25% of its average daily net assets. These are the same advisory fees paid under the previous agreements; no increase in advisory fees is proposed. In addition, Cornerstone has agreed not to take any advisory fees or expenses from the Growth Fund or the Market Neutral Fund for the period from June 1, 1999 (the date of its change in control) to the date of shareholder approval of the Current Agreements. Accordingly, Cornerstone was only paid advisory fees for the period from April 1, 1999 (the commencement of the funds' operations) to May 31, 1999, during which period it was paid advisory fees in the amount of $98.93 from the Growth Fund and $111.73 from the Market Neutral Fund.

         If the proposed management agreements with Shepherd Advisory Services and sub-advisory agreements with Cornerstone (see below) are approved by the shareholders of the Growth Fund and the Market Neutral Fund, the Current Agreement for each fund will terminate and the new agreements will become effective immediately upon such shareholder approval. If either fund does not approve both the new management agreement and sub-advisory agreement for that fund, Cornerstone will continue to serve as the investment adviser for that fund pursuant to the Current Agreement for the fund (assuming the Current Agreement for that fund is approved by the shareholders at the meeting). If neither the Current Agreement or the proposed new agreements for a fund are approved by the shareholders of a fund, the Board of Trustees will promptly take such actions as it considers are in the best interests of that fund and its shareholders.

INFORMATION REGARDING CORNERSTONE

         Cornerstone Capital Management, Inc., 102 South Tejon, Suite 430, Colorado Springs, Colorado 80903 is a registered investment advisory firm formed as a Colorado corporation on April 1, 1997. Cornerstone is a wholly owned subsidiary of The National Capital Companies, LLC, located at 18952 MacArthur Blvd., Suite 315, Irvine, California 92612. Darrel T. Uselton, a director of Cornerstone, is the controlling shareholder of The National Capital Companies, LLC.

         The names, addresses and principal occupations of the principal executive officers and directors of Cornerstone are set forth below. The business address of the officers and directors is 102 South Tejon, Suite 430, Colorado Springs, Colorado 80903.

------------------------------------------- ----------------------------------------- -----------------------------------------
NAME                                        POSITION WITH CORNERSTONE                 PRINCIPAL OCCUPATION

------------------------------------------- ----------------------------------------- -----------------------------------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Darrel T. Uselton                           Director                                  Director of Cornerstone; Chairman of

------------------------------------------- ----------------------------------------- -----------------------------------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Joseph A. Cerbone                           Director                                  Director of Cornerstone; President of

------------------------------------------- ----------------------------------------- -----------------------------------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Jason D. Huntley                            Managing    Director,    President   and  Managing Director of Cornerstone; Vice
------------------------------------------- ----------------------------------------- -----------------------------------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Donald B. Ellsworth                         Managing Director                         Managing Director of Cornerstone

------------------------------------------- ----------------------------------------- -----------------------------------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Colleen G. Helm                             Managing Director                         Managing Director of Cornerstone

------------------------------------------- ----------------------------------------- -----------------------------------------


         Cornerstone serves as the sub-adviser to the affiliated registered investment company listed below:

----------------------------------------------------- ------------------------------- -----------------------------------------
                    NAME OF FUND                       NET ASSETS AS OF                   ANNUAL ADVISORY FEE
                                                       OCTOBER 19, 1999                   (as a percentage of assets)
----------------------------------------------------- ------------------------------- -----------------------------------------
----------------------------------------------------- ------------------------------- -----------------------------------------
AMERIPRIME FUNDS

----------------------------------------------------- ------------------------------- -----------------------------------------
----------------------------------------------------- ------------------------------- -----------------------------------------
Shepherd Values VIF Equity Fund                                     $0                .20% of average daily net assets
----------------------------------------------------- ------------------------------- -----------------------------------------

EVALUATION OF THE CURRENT AGREEMENTS BY THE BOARD OF TRUSTEES

         The Board has determined that continuity and efficiency of portfolio management services can best be assured by approving the Current Agreements. The Board believes that the Current Agreements have and will continue to provide the Growth Fund and the Market Neutral Fund with high quality advisory services at appropriate and reasonable costs. Therefore, the Board believes that approval of the Current Agreements is in the best interests of the Trust and the shareholders of the Growth Fund and the Market Neutral Fund.

         At a meeting of the Board of Trustees held on September 22, 1999, the Board, including the Disinterested Trustees, evaluated Cornerstone. In evaluating Cornerstone, the Board, including the Disinterested Trustees, relied on information furnished by Cornerstone regarding financial and operational aspects of Cornerstone and information about its investment personnel, including information provided at the February 1-2 and March 10, 1999 meetings of the Board at which the Board approved the previous management agreements.

         Based on its review, the Board of Trustees believes that the terms of the Current Agreements are fair to, and in the best interests of, the Trust and the shareholders of each fund. Accordingly, the Board of Trustees, including the Disinterested Trustees, unanimously recommends that the shareholders approve the Current Agreements. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of Cornerstone's investment personnel, (ii) the nature and quality of operations and services that Cornerstone has provided the Growth Fund and the Market Neutral Fund, (iii) the continuity of services provided under the Current Agreements, (iv) the ability of Cornerstone to retain and attract qualified personnel, and (v) the ownership of Cornerstone.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Growth Fund and the Market Neutral Fund, including, but not limited to: (1) the performance of each fund since commencement of its operations; (2) the distinct investment objective and policies of each fund, (3) that the compensation to be paid under the Current Agreements is the same as under the previous management agreements; (4) the financial condition of Cornerstone; and (5) the commitment of Cornerstone to continue to pay certain expenses of the funds.

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE CURRENT AGREEMENTS.

                                   PROPOSAL 2

     MANAGEMENT AGREEMENTS WITH SHEPHERD ADVISORY SERVICES, INC. AND SUBADVISORY AGREEMENTS WITH CORNERSTONE CAPITAL MANAGEMENT, INC.

BACKGROUND

         Shepherd Advisory Services, Inc. currently serves as the investment adviser to the other four Shepherd Values Funds (the Shepherd Values Small-Cap Fund, Shepherd Values International Fund, Shepherd Values VIF Equity Fund and Shepherd Values Fixed Income Fund). The Board believes the overall management and supervision of all six Shepherd Values Funds will be more consistent if one investment adviser, Shepherd Advisory Services, serves as the investment advisor to and oversees the management and operations of all six of the Shepherd Values Funds. This will also enable all six funds to be marketed under one umbrella as the "Shepherds Values Funds." If the proposed new management and sub-advisory agreements are approved, Cornerstone will continue to make the investment decisions for the funds as their sub-adviser; however, the decisions will be subject to the supervision of Shepherd Advisory Services. THIS CHANGE IN THE ADVISER AND THE APPOINTMENT OF CORNERSTONE AS SUB-ADVISER WILL NOT RESULT IN ANY INCREASE IN THE ADVISORY FEES PAID BY THE GROWTH FUND OR THE MARKET NEUTRAL FUND.

THE NEW MANAGEMENT AGREEMENTS

         The proposed new management agreements (the "Proposed Agreements") are materially the same as the Current Agreements, other than changing the adviser to Shepherd Advisory Services, Inc. ("Shepherd Advisory Services") from Cornerstone, adding a provision that permits Shepherd Advisory Services to retain one or more sub-advisers (although Shepherd Advisory Services only intends to appoint one sub-adviser - Cornerstone), and the effective and expiration dates of the agreements. The form of the Proposed Agreement is attached hereto as Exhibit B. You should read the form of agreement. The description in this Proxy Statement of the Proposed Agreements is only a summary.

         The Proposed Agreements provide that the Shepherd Advisory Services will provide the funds with such investment advice as it deems advisable; furnish a continuous investment program for each fund consistent with the fund's investment objectives and policies and determine the securities to be purchased for each fund, the portfolio securities to be held or sold by each fund and the portion of each fund's assets to be held uninvested, subject always to the fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Proposed Agreements also provide that Shepherd Advisory Services will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Growth Fund and the Market Neutral Fund.

         Under the terms of the Proposed Agreements, like the Current Agreements, Shepherd Advisory Services will pay all of the organizational and operating expenses of each fund, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 expenses and extraordinary or non-recurring expenses as may arise, including litigation to which a fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

         As compensation for advisory services and the payment of the expenses of the funds set forth above, the Growth Fund will pay Shepherd Advisory Services a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of its average daily net assets, and the Market Neutral will pay 2.25% of its average daily net assets. These are the same fees charged in the Current Agreements; there will be no increase in advisory fees. Shepherd Advisory Services will pay all sub-advisory fees charged by Cornerstone out of the fees it receives under the Proposed Agreements.

         In connection with purchases or sales of portfolio securities for the account of a fund, Shepherd Advisory Services arranges for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Shepherd Advisory Services, subject to review of these selections by the Board from time to time. Shepherd Advisory Services is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, Shepherd Advisory Services must at all times seek for a fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         Shepherd Advisory Services generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, Shepherd Advisory Services is authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which Shepherd Advisory Services exercises investment discretion. The Proposed Agreements also authorize Shepherd Advisory Services to pay a broker or dealer who provides such brokerage and research services a commission for executing a fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Shepherd Advisory Services determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the overall responsibilities of Shepherd Advisory Services with respect to the fund and to accounts over which Shepherd Advisory Services exercises investment discretion. Shepherd Advisory Services and the Growth Fund and Market Neutral Fund understand and acknowledge that, although the information may be useful to a fund and Shepherd Advisory Services, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by each fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the applicable fund. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, Shepherd Advisory Services may give consideration to sales of shares of a fund as a factor in the selection of brokers and dealers to execute fund portfolio transactions.

         Subject to the provisions of the Investment Company Act and other applicable law, Shepherd Advisory Services, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a fund's portfolio transactions, including transactions effected through others.

         If any occasion should arise in which Shepherd Advisory Services gives any advice to its clients concerning the shares of a fund, it will act solely as investment counsel for such client and not in any way on behalf of the fund. Shepherd Advisory Services' services to a fund pursuant to the Proposed Agreements are not to be deemed to be exclusive and it is understood that Shepherd Advisory Services may render investment advice, management and other services to others, including other registered investment companies.

         The Proposed Agreements state that Shepherd Advisory Services and its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Proposed Agreements or any other matter to which the Agreements relate, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of Shepherd Advisory Services' duties under the Proposed Agreements, or by reason of reckless disregard by any of such persons of Shepherd Advisory Services' obligations and duties under the Proposed Agreements.

         Under the Proposed Agreements, the Trust and Shepherd Advisory Services acknowledge that all rights to the name "Shepherd Values" or any variation thereof belong to Shepherd Advisory Services and that the Trust is being granted a limited license to use such words in the names of its funds or in any class name. In the event Shepherd Advisory Services ceases to be the adviser to the funds, the Trust's rights to the use of the name "Shepherd Values" will automatically cease on the ninetieth day following the termination of the Proposed Agreements. The use of the name may also be withdrawn by Shepherd Advisory Services during the term of the Proposed Agreements upon ninety (90) days' written notice to the Trust. Nothing contained in the Agreements impair or diminish in any respect, Shepherd Advisory Services' right to use the name "Shepherd Values" in the name of, or in connection with, any other business enterprises with which Shepherd Advisory Services is or may become associated. There is no charge to the Trust for the right to use the name.

         No provisions of the Proposed Agreements may be changed, waived, discharged or terminated orally, and no amendment of the Agreements are effective until approved by the Board, including a majority of the trustees who are not interested persons of Shepherd Advisory Services or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Investment Company Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         A Proposed Agreement will become effective on the date the shareholders of a fund approve both the Proposed Agreement and the sub-advisory agreement for that fund (see below). The Proposed Agreements will continue in effect for two years from the effective date, and may continue thereafter on a year-to-year basis, subject to approval by the Trustees of the Trust or the vote of the holders of a majority of the outstanding shares of a fund (as defined in the Investment Company Act), and also, in either event by a vote of the majority of the disinterested Trustees of the Trust in accordance with the Investment Company Act and pursuant to the terms and conditions of the Proposed Agreements. The Proposed Agreements may be terminated upon sixty days written notice by the Board of Trustees of the Trust, by a vote of a majority of the outstanding voting securities of the Growth Fund or the Market Neutral Fund, or by Shepherd Advisory Services.

         If either fund does not approve both the Proposed Agreement and sub-advisory agreement for that fund, Cornerstone will continue to serve as the investment adviser for that fund pursuant to the Current Agreement for the fund (assuming the Current Agreement for that fund is approved by the shareholders at the meeting). If neither the Current Agreement or the proposed new agreements for a fund are approved by the shareholders of a fund, the Board of Trustees will promptly take such actions as it considers are in the best interests of that fund and its shareholders.

INFORMATION REGARDING THE SHEPHERD ADVISORY SERVICES

         Shepherd Advisory Services, Inc., 2505 21st Avenue South, Suite 204, Nashville, Tennessee 37212 is a registered investment advisory firm organized as a Tennessee corporation on July 28, 1998. Shepherd Financial Services, Inc., 2505 21st Avenue South, Suite 204, Nashville, Tennessee 37212 owns 100% of the stock of Shepherd Advisory Services, and Stephen R. Bolt, Mark Bolt and Joe Rodgers each own over 10% of Shepherd Financial Services, Inc.

         The names and principal occupations of the principal executive officers and directors of Shepherd Advisory Services are set forth below. The business address of each director and officer is 2505 21st Avenue South, Suite 204, Nashville, Tennessee 37212.

---------------------------------- --------------------------------- ----------------------------------------------------------
NAME                               TITLE OR  STATUS  WITH  SHEPHERD  PRINCIPAL OCCUPATION

---------------------------------- --------------------------------- ----------------------------------------------------------
---------------------------------- --------------------------------- ----------------------------------------------------------
Stephen R. Bolt                    President and a Director          President  and a Director of Shepherd  Advisory  Services
---------------------------------- --------------------------------- ----------------------------------------------------------
---------------------------------- --------------------------------- ----------------------------------------------------------
J. Christopher McKnight            Chief   Financial   Officer  and  Chief   Financial   Officer  and  Secretary  of  Shepherd
---------------------------------- --------------------------------- ----------------------------------------------------------
---------------------------------- --------------------------------- ----------------------------------------------------------
Jason D. Huntley                   Vice      President,       Chief  Vice  President,  Chief  Investment  Officer and Managing
---------------------------------- --------------------------------- ----------------------------------------------------------
---------------------------------- --------------------------------- ----------------------------------------------------------
John Maggart                       Director                          A Director of Shepherd  Advisory  Services  and  Shepherd

---------------------------------- --------------------------------- ----------------------------------------------------------
---------------------------------- --------------------------------- ----------------------------------------------------------
Joe Rodgers                        Director                          A Director of Shepherd  Advisory  Services  and  Shepherd

---------------------------------- --------------------------------- ----------------------------------------------------------

         Shepherd Advisory Services serves as the investment adviser to the affiliated registered investment companies listed below:

----------------------------------------------------- ------------------------------- -----------------------------------------
                    NAME OF FUND                       NET ASSETS AS OF                ANNUAL ADVISORY FEE
                                                       OCTOBER 19, 1999                (as a percentage of assets)
----------------------------------------------------- ------------------------------- -----------------------------------------
----------------------------------------------------- ------------------------------- -----------------------------------------
AMERIPRIME FUNDS

----------------------------------------------------- ------------------------------- -----------------------------------------
----------------------------------------------------- ------------------------------- -----------------------------------------
Shepherd Values Small-Cap Fund                                      $0                1.80% of average daily net assets
----------------------------------------------------- ------------------------------- -----------------------------------------
----------------------------------------------------- ------------------------------- -----------------------------------------
Shepherd Values International Fund                                  $0                1.95% of average daily net assets
----------------------------------------------------- ------------------------------- -----------------------------------------
----------------------------------------------------- ------------------------------- -----------------------------------------
Shepherd Values VIF Equity Fund                                     $0                1.00% of average daily net assets
----------------------------------------------------- ------------------------------- -----------------------------------------
----------------------------------------------------- ------------------------------- -----------------------------------------
Shepherd Values Fixed Income Fund                                   $0                1.25% of average daily net assets
----------------------------------------------------- ------------------------------- -----------------------------------------

THE SUBADVISORY AGREEMENTS.

         Cornerstone Capital Management, Inc. currently acts as investment adviser to the Growth Fund and the Market Neutral Fund. Under the proposed sub-advisory agreements (the "Sub-Advisory Agreements"), Cornerstone would become the sub-adviser to each fund, subject to the general supervision of Shepherd Advisory Services (the funds previously had no sub-adviser). Cornerstone is currently the sub-adviser for the Shepherds Value VIF Equity Fund.

         The proposed form of Sub-Advisory Agreement is attached hereto as Exhibit C. The Sub-Advisory Agreements for each fund are identical except that Shepherd Advisory Services pays different sub-advisory fees for the Growth Fund and the Market Neutral Fund. You should read the form of agreement. The description in this Proxy Statement of the Sub-Advisory Agreements is only a summary.

         Pursuant to the Sub-Advisory Agreement, Cornerstone, subject to the general supervision of the Trust's Board of Trustees and Shepherd Advisory Services, will manage the investment operations of each fund and the composition of the portfolio securities and investments (including cash) belonging to each fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the fund's investment objectives, policies and restrictions as stated in the fund's then-current Prospectus and Statement of Additional Information.

         In placing orders with brokers or dealers, Cornerstone must at all times seek for a fund the best price and execution for purchases and sales on behalf of the fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         Cornerstone will generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. Subject to such conditions as may be imposed by the Trust's Board of Trustees, Cornerstone may pay commissions to brokers and/or dealers that are higher than might be charged by another qualified broker to obtain brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) considered by Cornerstone to be useful or desirable in the performance of its duties under the Sub-Advisory Agreement, if Cornerstone determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the overall responsibilities of Cornerstone with respect to the applicable fund and to accounts over which Cornerstone exercises investment discretion. The Growth Fund and the Market Neutral Fund and Cornerstone understand and acknowledge that, although the information may be useful to a fund and Cornerstone, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the applicable fund. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, Cornerstone may give consideration to sales of shares of a fund as a factor in the selection of brokers and dealers to execute fund portfolio transactions.

         Subject to such conditions as may be imposed by the Board of Trustees and Shepherd Advisory Services and the provisions of the Investment Company Act and other applicable law, nothing in the Sub-Advisory Agreements will prohibit Cornerstone from selecting brokers and/or dealers who are "affiliated persons" of Cornerstone, Shepherd Advisory Services or the Trust. On occasions when Cornerstone deems the purchase or sale of a security to be in the best interest of a fund as well as other customers, Cornerstone may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sole or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Cornerstone in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and, if applicable, to such other customers.

         If any occasion should arise in which Cornerstone gives any advice to its clients concerning the shares of a fund, it will act solely as investment counsel for such client and not in any way on behalf of the fund. Cornerstone's services to the funds pursuant to the Sub-Advisory Agreements are not to be deemed to be exclusive and it is understood that Cornerstone may render investment advice, management and other services to others, including other registered investment companies.

         During the term of the Sub-Advisory Agreements, Cornerstone will pay all expenses (including without limitation the compensation of all trustees and officers of the Trust who are "interested persons" of Cornerstone, as defined in the Investment Company Act) incurred by it in connection with its activities under the Sub-Advisory Agreements, other than the cost of securities and investments purchased for each fund (including taxes and brokerage commissions, if any).

         For the services provided and the expenses borne pursuant to the Sub-Advisory Agreements, Shepherd Advisory Services will pay to Cornerstone a fee computed and accrued daily and paid monthly at an annual rate of .75% of the average daily net assets of the Market Neutral Fund and .50% of the average daily net assets of the Growth Fund. The Sub-Advisory Agreements do not result in any increase in the advisory fees paid by the Growth Fund or the Market Neutral Fund because Shepherd Advisory Services will pay all of the sub-advisory fees.

         The Sub-Advisory Agreements state that Cornerstone and its shareholders, members, officers, directors, employees, agents control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, or for any loss suffered by a fund in connection with the matters to which the Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of Cornerstone's duties under the Sub-Advisory Agreement, or from reckless disregard by any of such persons of Cornerstone's obligations and duties under the Sub-Advisory Agreement.

         No provisions of the Sub-Advisory Agreements may be amended until approved by Cornerstone and the Board, including a majority of the trustees who are not parties to the agreement or "interested persons" as defined in the Investment Company Act, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Investment Company Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the fund to which the amendment relates.

         The Sub-Advisory Agreement will become effective on the date the shareholders of the applicable fund approve it and the new management agreement with Shepherd Advisory Services. The Sub-Advisory Agreements will continue in effect for two years from the effective date, and may continue thereafter on a year-to-year basis, subject to approval by (a) the vote of the holders of a majority of the outstanding shares of a fund (as defined in the Investment Company Act), or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of the majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act) of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated upon thirty days written notice by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a fund, or upon ninety days written notice by Cornerstone.

     EVALUATION OF THE PROPOSED MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

         The Board has determined that it is desirable to approve the Proposed Management Agreements and Sub-Advisory Agreements to achieve consistent overall supervision, management and marketing of all six Shepherd Values Funds, including the Market Neutral Fund and the Growth Fund. The Board believes that the Proposed Agreements and Sub-Advisory Agreements will enable the Trust to continue to obtain high quality advisory services at appropriate and reasonable costs. Therefore, the Board believes that approval of the Proposed Agreements and Sub-Advisory Agreements is in the best interests of the Trust and the shareholders of the Growth Fund and the Market Neutral Fund.

         At a meeting of the Board of Trustees held on September 22, 1999, the Board, including the Disinterested Trustees, evaluated the Shepherd Advisory Services and requested and reviewed, with the assistance of legal counsel, materials furnished by Shepherd Advisory Services, including financial information. At a meeting of the Board of Trustees held on September 22, 1999, the Board, including the Disinterested Trustees, evaluated Cornerstone. In evaluating Cornerstone, the Board, including the Disinterested Trustees, relied on information furnished by Cornerstone, including information supplied at the February 1-2 and March 10, 1999 Board meetings.

         Based on its review, the Board of Trustees believes that the terms of the Proposed Agreements and Sub-Advisory Agreements are fair to, and in the best interests of, the Trust and the shareholders of the Growth Fund and the Market Neutral Fund. Accordingly, the Board of Trustees, including the Disinterested Trustees, unanimously recommends approval by the shareholders of the Proposed Agreements and Sub-Advisory Agreements. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of Shepherd Advisory Services' and Cornerstone's investment personnel, (ii) the nature and quality of operations and services that Shepherd Advisory Services and Cornerstone are expected to provide the funds with no change in fee rates, (iii) the expected continuity of services (because Cornerstone will continue to provide, pursuant to the Sub-Advisory Agreements, the services it was providing under the Current Agreements, subject to the supervision of Shepherd Advisory Services), (iv) the ability of the Shepherd Advisory Services and Cornerstone to retain and attract qualified personnel, and
(v) the ownership of Shepherd Advisory Services and Cornerstone.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Growth Fund and Market Neutral Fund, including, but not limited to: (1) the performance of the funds since commencement of their operations; (2) the distinct investment objective and policies of each fund, (3) that the compensation to be paid under the Proposed Agreements will be the same as the rate paid under the Current Agreements; (4) that the compensation to be paid under the Sub-Advisory Agreements will be paid by Shepherd Advisory Services; (5) that the terms of the Proposed Agreements are identical to the terms of the Current Agreements, except for the change of the adviser, a new provision permitting the adviser to retain one or more sub-advisers and different effective and expiration dates; (6) the financial condition of the Shepherd Advisory Services and Cornerstone; and (7) the commitment of Shepherd Advisory Services and Cornerstone to pay or reimburse the Trust for certain operating expenses of the funds.

         The Board viewed as significant that Jason D. Huntley, the Managing Director of Cornerstone, is also the Vice President, Chief Investment Officer and Managing Director of Shepherd Advisory Services, and will continue, at both companies, to monitor the investments of the funds. The Board also viewed as important the representation of Shepherd Advisory Services that no diminution of the scope and quality of advisory services provided to the funds will result from the Proposed Agreements or the Sub-Advisory Agreements.

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS.

                                   PROPOSAL 3

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         McCurdy & Associates CPA's, Inc. has been selected by the vote of the Board of Trustees, including a majority of the Independent Trustees, as the independent public accountants for the Growth Fund and the Market Neutral Fund for the current fiscal year ending October 31, 2000. The employment of McCurdy & Associates CPA's, Inc. is conditioned upon the right of either fund, by a vote of a majority of the fund's outstanding shares, to terminate the employment without any penalties. If a fund's shareholders do not ratify the selection of McCurdy & Associates CPA's, Inc., other certified public accountants will be considered for selection for that fund by the Board of Trustees.

         Representatives of McCurdy & Associates CPA's, Inc. are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of McCurdy & Associates CPA's, Inc. are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC.

                             OPERATION OF THE FUNDS

         The Growth Fund and the Market Neutral Fund are diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Growth Fund and Market Neutral Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the funds currently retain Cornerstone Capital Management, Inc., 102 South Tejon, Suite 430, Colorado Springs, Colorado 80903 as their investment adviser. The funds retain AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds' business affairs and provide each fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 to act as the principal distributor of the funds' shares. The funds retain Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to serve as transfer agent, dividend paying agent and shareholder services agent.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the Current Agreement of each fund, (ii) for approval of the proposed new management agreement and sub-advisory agreement for each fund, (iii) for the ratification of the selection of McCurdy & Associates CPA's, Inc. as each fund's independent public accountant, and (iv) at the discretion of the holders of the proxy, in accordance with the recommendations of the Board of Trustees, if any, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or
(iii) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         The Board of Trustees fixed the close of business on October 18, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 21,106.98 shares of beneficial interest of the Growth Fund and 28,177.58 shares of beneficial interest of the Market Neutral Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of a fund is necessary to constitute a quorum for that fund at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of a fund is required for the approval of the proposed management agreement and sub-advisory agreement for that fund and any other matter presented at the Meeting. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of
(i) 67% or more of the voting shares of the fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the fund, whichever is less.

         Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of a fund represented at the meeting, but since they are not affirmative votes for any proposal, they will have the same effect as a vote against the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information, as of the Record Date, with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Growth Fund or the Market Neutral Fund.

------------------------------------------------ --------------------------------- --------------------------
         NAME AND ADDRESS OF                                    AMOUNT                         PERCENT
          BENEFICIAL OWNER                                  BENEFICIALLY OWNED                 OF CLASS
------------------------------------------------ --------------------------------- --------------------------
------------------------------------------------ --------------------------------- --------------------------
SHEPHERDS VALUES GROWTH FUND:

------------------------------------------------ --------------------------------- --------------------------
------------------------------------------------ --------------------------------- --------------------------
Marilyn C. Franken                                              6,965.17                        33.00%
2713 Angel Drive
Stockton, CA 95209
------------------------------------------------ --------------------------------- --------------------------
------------------------------------------------ --------------------------------- --------------------------
IRA FBO Joyce A. Tref                                           2,055.50                         9.74%
P. O. Box 2052
Jersey City, NJ 07303
------------------------------------------------ --------------------------------- --------------------------
------------------------------------------------ --------------------------------- --------------------------
SHEPHERDS VALUES MARKET NEUTRAL FUND:

------------------------------------------------ --------------------------------- --------------------------
------------------------------------------------ --------------------------------- --------------------------
Mary A. Trapani Roth IRA                                         4,967.10                        17.63%
355 Maureen Lane
Pleasant Hill, CA 94523
------------------------------------------------ --------------------------------- --------------------------
------------------------------------------------ --------------------------------- --------------------------
Marilyn C. Franken                                                3,384.91                        12.01%
2713 Angel Drive
Stockton, CA 95209
------------------------------------------------ --------------------------------- --------------------------

--------------------------------------------------------------- --------------------------------- --------------------------
Donaldson Lufkin Jenrette, Thomet Family Trust                              8,973.08                        31.84%
P. O. Box 2052
Jersey City, NJ 07303
--------------------------------------------------------------- --------------------------------- --------------------------
--------------------------------------------------------------- --------------------------------- --------------------------
Elmer A. Lundgren                                                           4,935.83                        17.52%
1 Pershing Plaza
Jersey City, NJ 07399
--------------------------------------------------------------- --------------------------------- --------------------------
--------------------------------------------------------------- --------------------------------- --------------------------
Donaldson Lufkin, Jenrette IRA Joyce A. Tref                                2,961.50                        10.51%
P. O. Box 2052
Jersey City, NJ 07303
--------------------------------------------------------------- --------------------------------- --------------------------

         As of the Record Date, each Trustee and officer of the Trust beneficially owned less than 1% of the outstanding shares of the Growth Fund and the Market Neutral Fund, and all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Growth Fund and the Market Neutral Fund.

                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Paul S. Bellany, Secretary, AmeriPrime Funds, 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092.

                              COST OF SOLICITATION

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Cornerstone. In addition to solicitation by mail, Cornerstone will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the funds of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Cornerstone and Shepherd Advisory Services may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, in accordance with the recommendations of the Board of Trustees, if any, and discretionary authority to do so is included in the proxy.

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                                                 PAUL S. BELLANY

                                                                       Secretary

Dated  November 19, 1999

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO (317) 266-8756.

                                    EXHIBIT A

                              MANAGEMENT AGREEMENT

TO:      Cornerstone Capital Management, Inc.
         102 South Tejon, Suite 430
         Colorado Springs, Colorado  80903

Dear Sirs:

         AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the Shepherd Values _____________ Fund (the "Fund").

         You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES

                  You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"); and all other operating expenses not specifically assumed by the Fund.

                  The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

         3.       COMPENSATION OF THE ADVISER

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of ________% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME

                  The Trust and you acknowledge that all rights to the name "Shepherd Values" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Shepherd Values" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Shepherd Values" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

         8.       AMENDMENT OF THIS AGREEMENT

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

                  The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

                  (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

         12.      NOTICES

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, and your address for this purpose shall be 102 South Tejon, Suite 430, Colorado Springs, Colorado 80903.

         13.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                                  Yours very truly,

ATTEST:

                                                  AmeriPrime Funds

By:  /s/ Monta B. Henry                   By:  /s/ Kenneth D. Trumpfheller
Name/Title: Monta B. Henry                Name/Title:  Kenneth D. Trumpfheller,
                                             President
Dated: as of June 1, 1999

                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:

                                          Cornerstone Capital Management, Inc.

By:  /s/ Heather C. King                  By:  /s/ Jason D. Huntley
Name/Title:  Heather C. King,             Name/Title:  Jason D. Huntley,
           Executive Assistant                       Managing Director

Dated: as of June 1, 1999

                                    EXHIBIT B

                              MANAGEMENT AGREEMENT

TO:      Shepherd Advisory Services, Inc.
         2505 21st Avenue South, Suite 204
         Nashville, Tennessee 37212

Dear Sirs:

         AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the "Shepherd Values __________ Fund" (the "Fund").

         You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund as it relates to your responsibilities otherwise provided for in this agreement. You may delegate any or all of the responsibilities, rights or duties described in this paragraph 1 to one or more sub-advisers who shall enter into agreements with you, which agreements shall be approved and ratified by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES

                  You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"); and all other operating expenses not specifically assumed by the Fund.

                  The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

         3.       COMPENSATION OF THE ADVISER

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of ________% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME

                  The Trust and you acknowledge that all rights to the name "Shepherd Values" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Shepherd Values" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Shepherd Values" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

         8.       AMENDMENT OF THIS AGREEMENT

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

                  The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

                  (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

         12.      NOTICES

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, and your address for this purpose shall be 2505 21st Avenue South, Suite 204, Nashville, Tennessee 37212.

         13.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                          Yours very truly,

ATTEST:

                                           AmeriPrime Funds

By:      ____________________________      By:      ____________________________


Name/Title:  ________________________      Name/Title:  ________________________

Dated: ________, 1999

                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:

                                          Shepherd Advisory Services, Inc.

By:      ___________________________            By:  ___________________________


Name/Title:  _____________________      Name/Title:  ___________________________

Dated:  _______, 1999

                                    EXHIBIT C

                                 AMERIPRIME FUND

                        INVESTMENT SUB-ADVISORY AGREEMENT

         This INVESTMENT SUB-ADVISORY AGREEMENT is effective as of ____________ __, 1999, between Shepherd Advisory Services, Inc., a Tennessee corporation (the "Adviser") and Cornerstone Capital Management, Inc., a Colorado corporation (the "Sub-Adviser").

                               W I T N E S E T H:

         WHEREAS, the Adviser acts as the investment adviser to the Shepherd Values ___________ Fund (the "Fund"), a series of AmeriPrime Fund, an Ohio business trust (the "Trust"), pursuant to a Management Agreement for the Fund effective as of ___________, 1999 (the "Advisory Agreement");

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment sub-advisory services to the Fund, and the Sub-Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

         SECTION 1. APPOINTMENT AND STATUS OF SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser to act as its agent to provide investment advisory service to the Fund, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Although the Sub-Adviser shall be an agent of the Adviser, the Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Trust.

         SECTION 2. SUB-ADVISER'S DUTIES. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

         (a) The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

         (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

         (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and the Fund's Prospectus and with the instructions and directions of the Trust's Board of Trustees and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

         (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and as agent for the Trust will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

         (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may request; and

         (f) The Sub-Adviser shall provide the Trust's custodian with such information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

         SECTION 3. BROKERAGE. In placing orders with brokers and/or dealers, the Sub-Adviser is directed at all times to seek best price and execution for purchases and sales on behalf of the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. Subject to such conditions as may be imposed by the Trust's Board of Trustees, the Sub-Adviser may pay commissions to brokers and/or dealers that are higher than might be charged by another qualified broker to obtain brokerage and/or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) considered by the Sub-Adviser to be useful or desirable in the performance of the Sub-Adviser's duties hereunder, if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which Sub-Adviser exercises investment discretion. The Fund and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

         Subject to the foregoing and to such conditions as may be imposed by the Adviser or the Trust's Board of Trustees and the provisions of the 1940 Act, Exchange Act, and other applicable law, nothing herein shall prohibit the Sub-Adviser from selecting brokers and/or dealers who are "affiliated persons" of the Sub-Adviser, the Adviser or the Trust. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Trust as well as other customers, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and, if applicable, to such other customers.

         If any occasion should arise in which the Sub-Adviser gives any advice to clients of Sub-Adviser concerning the shares of the Fund, Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

         SECTION 4. BOOKS AND RECORDS. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

         SECTION 5. EXPENSES OF THE SUB-ADVISER. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

         SECTION 6. COMPENSATION OF THE SUB-ADVISER. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee computed and accrued daily and paid monthly at an annual rate equal to ____% of the average daily net assets of the Fund. The fee for each month will be paid to the Sub-Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of the Fund shall be calculated in the manner specified in the Fund's Prospectus.

         SECTION 7. USE OF NAME. The Sub-Adviser acknowledges that all rights to the name "Shepherd Values" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the Adviser, the Trust's right to the use of the name "Shepherd Values" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety (90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Shepherd Values" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use these names.

         SECTION 8. LIABILITY OF THE SUB-ADVISER. Neither Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         Any person, even though also a director, officer, employee, shareholder, member or agent of Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of Sub-Adviser, or one under Sub-Adviser's control or direction, even though paid by Sub-Adviser.

         SECTION 9. DURATION AND TERMINATION. The term of this Agreement shall begin on the effective date of this Agreement and shall continue in effect for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated by the Adviser or the Trust at any time, without the payment of any penalty, by the Adviser with the consent of the Trust's Board of Trustees, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in any such case on 30 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

         SECTION 10. AMENDMENT. This Agreement may be amended by mutual consent of the Adviser, the Sub-Adviser and the Trust, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trustee who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund affected by such amendment.

         SECTION 11. NOTICES. Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 102 South Tejon, Suite 430, Colorado Springs, Colorado 80903, and to the Adviser at 2505 21st Avenue South, Suite 204, Nashville, Tennessee 37212, or at such other address or to such other individual as shall be specified by the party to be given notice.

         SECTION 12. GOVERNING LAW. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     SECTION 13. SEVERABILITY. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     SECTION 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 15. BINDING EFFECT. Each of the undersigned expressly warrants and represents that he/she has the full power and authority to sign this Agreement on behalf of the party indicated, and that his/her signature will operate to bind the party indicated to the foregoing terms.

     SECTION 16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto for otherwise affect their construction or effect.

         SECTION 17. CHANGE OF CONTROL. Sub-Adviser undertakes to notify Adviser and the Trust in writing sufficiently in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

         SECTION 18. OTHER BUSINESS. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date and year first above written.

Shepherd Advisory Services, Inc.            Cornerstone Capital Management, Inc.

By: __________________________________     By: _________________________________

Name: _______________________________      Name: _______________________________

Title: ________________________________    Title: ______________________________

PROXY

                       SHEPHERD VALUES MARKET NEUTRAL FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 17, 1999

         The undersigned shareholder of Shepherd Values Market Neutral Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Kenneth D. Trumpfheller and Paul S. Bellany, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 175 Westwood, Southlake, Texas 76092, on Friday, December 17, 1999 at 10:00 a.m. Central Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

1. APPROVAL OF PRESENT MANAGEMENT AGREEMENT WITH CORNERSTONE CAPITAL MANAGEMENT, INC.

     |_| FOR                      |_| AGAINST                       |_| ABSTAIN

2. APPROVAL OF NEW MANAGEMENT AGREEMENT WITH SHEPHERD ADVISORY SERVICES, INC. AND SUB-ADVISORY AGREEMENT WITH CORNERSTONE CAPITAL MANAGEMENT, INC.

     |_| FOR                      |_| AGAINST                       |_| ABSTAIN

3. RATIFICATION OF THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC. AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANT.

     |_| FOR                      |_| AGAINST                       |_| ABSTAIN

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON PROPOSALS 1, 2 AND 3. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:________, 1999      ____________________________________
(Number of Shares)                                  (Please Print Your Name)

                                            ------------------------------------
                                                    (Signature of Shareholder)

                                            ------------------------------------
                                                    (Please Print Your Name)

                                            ------------------------------------
                                                    (Signature of Shareholder)

                                             (Please date this proxy and sign
                                              your name as it appears on the
                                              label. Executors, administrators,
                                              trustees, etc. should give their
                                              full titles. All joint owners
                                              should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

         PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY

                           SHEPHERD VALUES GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 17, 1999

         The undersigned shareholder of Shepherd Values Growth Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Kenneth D. Trumpfheller and Paul S. Bellany, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 175 Westwood, Southlake, Texas 76092, on Friday, December 17, 1999 at 10:00 a.m. Central Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

1. APPROVAL OF PRESENT MANAGEMENT AGREEMENT WITH CORNERSTONE CAPITAL MANAGEMENT, INC.

    |_| FOR                      |_| AGAINST                       |_| ABSTAIN

2. APPROVAL OF NEW MANAGEMENT AGREEMENT WITH SHEPHERD ADVISORY SERVICES, INC. AND SUB-ADVISORY AGREEMENT WITH CORNERSTONE CAPITAL MANAGEMENT, INC.

    |_| FOR                      |_| AGAINST                       |_| ABSTAIN

3. RATIFICATION OF THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC. AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANT.

    |_| FOR                      |_| AGAINST                       |_| ABSTAIN

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON PROPOSALS 1, 2 AND 3. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:________, 1999      ____________________________________
(Number of Shares)                                 (Please Print Your Name)

                                            ------------------------------------
                                                   (Signature of Shareholder)

                                            ------------------------------------
                                                   (Please Print Your Name)

                                            ------------------------------------
                                                  (Signature of Shareholder)

                                            (Please date this proxy and sign
                                             your name as it appears on the
                                             label. Executors, administrators,
                                             trustees, etc. should give their
                                             full titles. All joint owners
                                             should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.